July 9, 2004

McCARTHY FUND

A Series of the Advisors Series Trust

Supplement to
Prospectus and Statement of Additional Information
each dated October 28, 2003

On July 1, 2004, McCarthy Group Asset Management, Inc.(MGAM), advisor to the McCarthy Fund (the “Fund”), restructured its operations under which a new registered investment advisor known as McCarthy Group Advisors, L.L.C. ("MGA") was formed and will operate as the successor for the advisory business of MGAM. MGA will be owned by MGA Holdings, L.L.C., a newly formed limited liability company that will be owned 49% by MGAM, 25.5% by Richard L. Jarvis and 25.5% by Art N. Burtscher. Mr. Jarvis and Mr. Burtscher are currently Chairman and President, respectively, of MGAM. Mr. Jarvis is the portfolio manager for the McCarthy Fund. MGA will have the same personnel and officers as MGAM and carry on all of the advisory business of MGAM. MGAM and MGA announced that no changes are planned to the portfolio management team or investment approach upon completion of the announced transaction. The Fund’s daily operations or management activities are not expected to be affected in any way.

Under the Investment Company Act of 1940, if the transaction is consummated it will result in an “assignment” of the existing investment advisory agreement between MGAM and the Fund, and, consequently, the automatic termination of the agreement. The Trust’s Board of Trustees has approved a new advisory agreement between MGA and the Fund, on terms substantially identical to the existing agreements with MGAM, to be effective on an interim basis upon consummation of the transaction. Shareholders of the Fund will be asked to approve this new advisory agreement following consummation of the transaction, and will receive detailed information about the proposed new advisory agreement arrangement and the transaction in connection with such solicitation of their approval.

The transaction is expected to be completed near the end of the third quarter of 2004 and is subject to certain customary closing conditions, including a requisite percentage of MGAM’s clients consenting to MGA acting as their investment advisor following the closing (although approval of the new investment advisory agreements with MGA by the shareholders of the Fund is not itself a separate condition to closing).

There can be no assurance that the transaction will be completed, and shareholders are not being asked to take any action at this time.

MGA is currently working on the acquisition of a smaller investment advisory firm that MGA hopes will close on or shortly after July 9. MGA would acquire the firm through the issuance of membership interest in the limited liability company to the acquired firm. MGA expects the new owner to receive approximately 15% (no more than 20%) of interest in MGA in consideration for the value of the acquired advisory practice.

Please retain this Supplement with your Prospectus.
The date of this Supplement is July 9, 2004